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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 19, 2002



                 Divall Income Properties 3 Limited Partnership
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             (Exact name of registrant as specified in its charter)


          Wisconsin                     0-20253               39-1660958
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(State or other jurisdiction          (Commission            (IRS Employee
      of incorporation)               File Number)         Identification No.)



 101 W. 11th Street, Suite 1110, Kansas City, Missouri             64105
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       (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (816) 421-7444
                                                           --------------



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          (Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant.

         Effective August 26, 2002, Divall Income Properties 3 Limited Partnership (the "Registrant") dismissed Arthur Andersen LLP as its independent accountant, and disclosed the dismissal in its Form 8-K dated August 14, 2002. The Registrant engaged Deloitte & Touche LLP ("D&T") as its new independent accountants on December 19, 2002.

         During the two most recent fiscal years and the interim period to the date hereof, neither the Registrant nor anyone on behalf of the Registrant has consulted with D&T regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K, with the Registrant's former accountant Arthur Anderson LLP.

         In accordance with Temporary Rule 304T(b)(2), since Registrant has been unable to obtain a letter from Arthur Andersen regarding Registrant's disclosure in response to Item 304(a), compliance with Item 304(a)(3) is not required.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        THE PROVO GROUP, INC., General Partner


        Dated: January 2, 2003          By   /s/ Bruce A. Provo
                                           -------------------------------
                                             President